                                                                    EXHIBIT 10.2

                                                      OMS Approval No. 3245-0201

[STAMP]                      U.S. Small Business Administration            -----------------------
                                                                           SBA LOAN NUMBER            -----------
                                            NOTE                           -----------------------      INITIAL
                                                                           PLP-2191384005             /s/ [ILLEGIBLE]
                              WE CERTIFY THIS TO BE A TRUE                 -----------------------    -----------
                              AND CORRECT COPY OF THE MONEY
                                  STORE INVESTMENT CORP.                   Arlington, TX
$357,000.00                                                                -----------------------
-----------                                                                    (City and State)
                              BY /s/ [ILLEGIBLE]
                                 -----------------------                   (Date) July 31, 1998
                                                                                  -------------

For value received, the undersigned promises to pay to the order of:

******************** The Money Store Investment Corporation ********************
--------------------------------------------------------------------------------
                                 ([ILLEGIBLE])

at its office in the city of West Sacramento, State of California or at holder's option, at such other place as may be designated from time to time by the holder

  ****Three Hundred Fifty-Seven Thousand Dollars and No Cents ($357,000.00)****
--------------------------------------------------------------------------------
                                 ([ILLEGIBLE])

with interest on unpaid principal computed from the date of each advance to the undersigned at the rate of Prime + 2.750 percent per annum, payment to be made in installments as follows:

The interest rate on this Note will fluctuate. The initial interest rate is 11.250% per year. This initial rate is the prime rate on the date the SBA received the Loan application, plus 2.750%.

Borrower must pay principal and interest payments of $4,969.00, on the first day of each month, beginning on the first day of the Second (2) month following initial disbursement. Lender will apply each payment first to pay interest accrued to the day Lender receives the payment, then to bring the principal current, then to pay late fees, and will then apply any balance to reduce principal.

Lender may adjust the interest rate for the first time no earlier than the first calendar day of the first month after initial disbursement. The interest rate will then be adjusted each calendar quarter (the "change date").

The "Prime Rate" is the prime rate published in The Wall Street Journal, in effect on the first business day of the month a change occurs. Lender will adjust the interest rate on each change date. The adjusted interest rate will be 2.750% above the Prime Rate. The change in interest rate is effective on the change date. It is effective whether or not Lender gives Borrower notice of the change.

The amount that the interest rate on this Note may vary is limited by a floor and a ceiling:
(a) The maximum interest rate (ceiling) will not exceed 5.000% points over the initial rate of interest, and the minimum interest rate (floor) will not be less than 5.000% points below the initial rate unless there is a change in the prime rate between the date SBA receives the Loan application and the date of final disbursement.
(b) If the prime rate increases between those dates, the difference between the prime rate on those two dates will be added to the ceiling rate and subtracted from the floor rate that was calculated in (a) above.
(c) if the prime rate decreases between those dates, the difference between the prime rate on those two dates will be subtracted from the ceiling rate calculated in (a) above.

The Lender will adjust the payment amount at least annually as needed to amortize principal over the remaining term of the Note.

If SBA purchases the guaranteed portion of the unpaid principal balance, the interest rate becomes fixed at the rate in effect at the time of the earliest uncured payment default. If there is no uncured payment default, the rate becomes fixed at the rate in effect at the time of purchase.

All remaining principal and accrued interest is due and payable 10 years, 0 months from date of initial disbursement.

Borrower agrees that if default occurs on this Note or on any other outstanding SBA or SBA-guaranteed loan, Lender has the option to make this Note and such loans immediately due and payable.

LATE CHARGE: If a payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to 5% of the unpaid portion of the regularly scheduled payment.

If this Note contains a fluctuating interest rate, the notice provision is not a pre-condition for fluctuation (which shall take place regardless of notice). Payment of any installment of principal or interest owing on this Note may be made prior to the maturity date thereof without penalty. Borrower shall provide lender with written notice of intent to prepay part or all of this loan at least three (3) weeks prior to the anticipated prepayment date. A prepayment is any payment made ahead of schedule that exceeds twenty (20) percent of the then outstanding principal balance. If borrower makes a prepayment and fails to give at least three weeks advance notice of intent to prepay, then, notwithstanding any other provision to the contrary in this note or other document, borrower shall be required to pay lender three weeks interest on the unpaid principal as of the date preceding such prepayment.

The term "Indebtedness" as used herein shall mean the indebtedness evidenced by this Note, including principal, interest and expenses, whether contingent, now due or hereafter to become due and whether heretofore or contemporaneously herewith or hereafter contracted. The term "Collateral" as used in this Note shall mean any funds, guaranties, or other property or rights therein of any nature whatsoever or the proceeds thereof which may have been, are, or hereafter may be, hypothecated, directly or indirectly by the undersigned of others. In connection with, or as security for, the indebtedness or any part thereof. The Collateral, and each part thereof, shall secure the indebtedness and each part thereof. The covenants and conditions set forth or referred to in any and all instruments of hypothecation constituting the Collateral are hereby incorporated in this Note as covenants and conditions of the undersigned with the same force and effect as though such covenants and conditions were fully set forth herein.

The indebtedness shall immediately become due and payable, without notice or demand, upon the appointment of a receiver or liquidator, whether voluntary or involuntary, for the undersigned or for any of its property, or upon the filing of a petition by or against the undersigned under the provisions of any State insolvency law or under the provisions of the Bankruptcy Reform Act of 1978, as amended, or upon the making by the undersigned of an assignment for the benefit of its creditors. Holder is authorized to declare all or any part of the indebtedness due and payable upon the happening of any of the following events: (1) failure to pay any part of the indebtedness when due; (2) nonperformance by the undersigned of any agreement with, or any condition imposed by, Holder or Small Business Administration (hereinafter called
"SBA"), with respect to the indebtedness; (3) Holder's discovery of the undersigned's failure in any application of the undersigned to Holder or SBA to disclose any fact deemed by Holder to be material or of the making therein or in any of the said agreements, or in any affidavit or other documents submitted in connection with said application or the indebtedness, of any misrepresentation by, on behalf of, or for the benefit of the undersigned; (4) the reorganization (other than a reorganization pursuant to any of the provisions of the Bankruptcy Reform Act of 1978, as amended) or merger or consolidation of the undersigned (or the making of any agreement therefor) without the prior written consent of Holder; (5) the undersigned's failure duly to account, to Holder's satisfaction, at such time or times as Holder may require, for any of the Collateral, or proceeds thereof, coming into the control of the undersigned; (6) the institution of any suit affecting the undersigned deemed by Holder to affect adversely its interest hereunder in the Collateral or otherwise. Holder's failure to exercise its rights under this paragraph shall not constitute a waiver thereof.

Upon the nonpayment of indebtedness, or any part thereof, when due, whether by acceleration or otherwise, Holder is empowered to sell, assign, and deliver the whole or any part of the Collateral at public or private sale, without demand, advertisement or notice of the time or place of sale or of any adjournment thereof, which are hereby expressly waived. After deducting all expenses incidental to or arising from such sale or sales, Holder may apply the residue of the proceeds thereof to the payment of the indebtedness, as it shall deem proper, returning the excess, if any, to the undersigned. The undersigned hereby waives all right of redemption or appraisement whether before or after sale.

Holder is further empowered to collect or cause to be collected or otherwise to be converted into money all or any part of the Collateral, by suit or otherwise, and to surrender, compromise, release, renew, extend, exchange, or substitute any item of the Collateral in transactions with the undersigned or any third party, irrespective of any assignment thereof by the undersigned, and without prior notice to or consent of the undersigned or any assignee. Whenever any item of the Collateral shall not be paid when due, or otherwise shall be in default, whether or not the indebtedness, or any part thereof, has become due, Holder shall have the same rights and powers with respect to such item of the Collateral as are granted in this paragraph in case of nonpayment of the indebtedness, or any part thereof, when due. None of the rights, remedies, privileges, or powers of Holder expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other right, remedy, privilege, and power now or hereafter existing in favor of Holder, whether at law or equity, by statute or otherwise.

The undersigned agrees to take all necessary steps to administer, supervise, preserve, and, protect the Collateral; and regardless of any action taken by Holder, there shall be no duty upon Holder in this respect. The undersigned shall pay all expenses of any nature, whether incurred in or out of court, and whether incurred before or after this Note shall become due at its maturity date or otherwise, including but not limited to reasonable attorney's fees and costs, which Holder may deem necessary or proper in connection with the satisfaction of the indebtedness or the administration, supervision, preservation, protection of (including, but not limited to, the maintenance of adequate insurance) or the realization upon the Collateral. Holder is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of the indebtedness, and charge interest thereon at the rate specified herein with respect to the principal amount of this Note.

The security rights of Holder and its assigns hereunder shall not be impaired by Holder's sale, hypothecation or rehypothecation of any note of the undersigned or any item of the Collateral, or by any indulgence, including but not limited to (a) any renewal, extension, or modification which Holder may grant with respect to the indebtedness or any part thereof, or (b) any surrender, compromise, release, renewal, extension, exchange, or substitution which Holder may grant in respect of the Collateral, or (c) any indulgence granted in respect of any endorser, guarantor, or surety. The purchaser, assignee, transferee, or pledgee of this Note, the Collateral, and guaranty, and any other document (or any of them), sold assigned, transferred, pledged, or repledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note and all applications of the undersigned to Holder or SBA, as if said purchaser, assignee, transferee, or pledgee were originally named as Payee in this Note and in said application or applications.

This promissory note is given to secure a loan which SBA is making or in which it is participating and pursuant to Part 101 of the Rules and Regulations of SBA (13 C.F.R. 101.1(d)), this instrument is to be construed and (when SBA is the Holder or a party in interest) enforced in accordance with applicable Federal law.

                                                                 SBA LOAN NUMBER
                                                                  PLP-2191384005

                       U.S. SMALL BUSINESS ADMINISTRATION

                                      NOTE

MPM Medical, Inc.

By: /s/ MICHAEL J. LIVELY
   ------------------------------------
    Michael J. Lively, President

By: /s/ SHERRY G. LIVELY
   ------------------------------------
    Sherry G. Lively, Secretary

Diversified Care, Inc.

By: /s/ MICHAEL J. LIVELY
   ------------------------------------
    Michael J. Lively, President

By: /s/ SHERRY G. LIVELY
   ------------------------------------
    Sherry G. Lively, Secretary


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[ILLEGIBLE]

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